GMAC RFC (GRAPHIC OMITTED)

EQUIFIRST (GRAPHIC OMITTED)

New Issue Computational Materials

Part II of II

$693,467,000 (Approximate)

RAMP Series 2005-EFC5 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC5

October 11, 2005

GMAC RFC Securities (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

 Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$722,084,824.35	$13,873.96	$750,000.00
Number of Mortgage Loans	4,245

Average Current Principal Balance	$170,102.43
Weighted Average Original Loan-to-Value	83.71%	18.00%	101.00%
Weighted Average Mortgage Rate	6.95%	5.20%	12.20%
Weighted Average Net Mortgage Rate	6.48%	4.65%	11.65%
Weighted Average Note Margin	5.05%	3.24%	9.09%
Weighted Average Maximum Mortgage Rate	12.86%	11.20%	16.80%
Weighted Average Minimum Mortgage Rate	6.87%	5.20%	10.80%
Weighted Average Term to Next Rate Adjustment Date (months)	24	13	36
Weighted Average Remaining Term to Stated Maturity (months)	357	119	360
Weighted Average Credit Score	634	517	811

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	87.25%
	Fixed	12.75%

Lien	First	98.56%
	Second	1.44%

Property Type	Single Family (detached)	88.04%
	Townhouse/rowhouse	3.84%
	Condo under 5 stories	5.20%
	Detached PUD	0.01%
	Attached PUD	0.01%
	Two-to-four family units	2.86%

Occupancy Status	Primary Residence	97.33%
	Second/Vacation	0.86%
	Non Owner Occupied	1.81%

Documentation Type	Full Documentation	70.73%
	Reduced Documentation	29.27%

Loans with Prepayment penalties		73.15%

Interest Only Percentage		31.11%

Loans serviced by Homecomings		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	3,966	$ 711,707,568	98.56%	$ 179,452	634	83.48%
Second Lien	279	10,377,257	1.44	37,194	621	99.43
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2YR Hybrid	2,261	$ 373,384,998	51.71%	$ 165,142	622	84.01%
2YR Hybrid IO	744	177,669,715	24.61	238,803	656	83.48
3YR Hybrid	271	44,926,477	6.22	165,780	628	82.45
3YR Hybrid IO	141	34,031,134	4.71	241,356	660	84.20
FRM	801	86,381,518	11.96	107,842	629	83.29
FRM IO	27	5,690,982	0.79	210,777	662	85.31
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	1	$ 339,035	0.05%	$ 339,035	78.00%
520 - 539	122	18,542,629	2.57	151,989	80.16
540 - 559	209	34,886,363	4.83	166,920	80.57
560 - 579	321	53,132,578	7.36	165,522	82.32
580 - 599	583	76,996,833	10.66	132,070	82.52
600 - 619	676	105,472,046	14.61	156,024	84.12
620 - 639	691	118,559,215	16.42	171,576	83.36
640 - 659	607	111,319,922	15.42	183,394	84.73
660 - 679	408	76,475,808	10.59	187,441	82.86
680 - 699	255	50,103,637	6.94	196,485	84.49
700 - 719	141	28,132,211	3.90	199,519	86.35
720 - 739	97	20,718,334	2.87	213,591	88.39
740 - 759	63	12,791,682	1.77	203,043	86.96
760 or Greater	71	14,614,533	2.02	205,838	86.72
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	83.71%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 634
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,072	$ 72,426,155	10.03%	$ 67,562	619	85.87%
100,001 to 200,000	1,895	279,366,685	38.69	147,423	629	83.98
200,001 to 300,000	841	204,387,548	28.31	243,029	635	82.90
300,001 to 400,000	312	107,054,044	14.83	343,122	644	83.53
400,001 to 500,000	103	46,287,073	6.41	449,389	650	82.88
500,001 to 600,000	16	8,608,325	1.19	538,020	641	85.57
600,001 to 700,000	4	2,492,995	0.35	623,249	663	78.89
700,001 to 800,000	2	1,462,000	0.20	731,000	664	77.44
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $170,102
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	34	$ 9,666,612	1.34%	$ 284,312	674	76.14%
5.000 - 5.499	279	64,324,161	8.91	230,553	660	79.62
5.500 - 5.999	677	141,511,756	19.60	209,028	652	81.09
6.000 - 6.499	1,059	206,465,586	28.59	194,963	639	82.09
6.500 - 6.999	783	130,986,186	18.14	167,288	628	84.03
7.000 - 7.499	554	87,581,599	12.13	158,090	612	87.67
7.500 - 7.999	283	38,073,357	5.27	134,535	600	89.81
8.000 - 8.499	194	22,831,881	3.16	117,690	583	91.69
8.500 - 8.999	80	7,552,371	1.05	94,405	584	91.65
9.000 - 9.499	74	4,610,801	0.64	62,308	606	95.12
9.500 - 9.999	89	3,555,508	0.49	39,950	608	98.70
10.000 - 10.499	105	3,754,868	0.52	35,761	599	98.79
10.500 - 10.999	25	895,349	0.12	35,814	619	99.81
11.000 - 11.499	7	213,302	0.03	30,472	602	99.78
11.500 - 11.999	2	61,487	0.01	30,744	609	100.00
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.4807% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	35	$ 10,183,212	1.41%	$ 290,949	677	76.49%
5.500 - 5.999	371	84,514,159	11.70	227,801	663	79.77
6.000 - 6.499	657	134,260,163	18.59	204,353	650	80.77
6.500 - 6.999	1,158	225,011,453	31.16	194,310	639	82.52
7.000 - 7.499	629	100,631,136	13.94	159,986	625	84.47
7.500 - 7.999	558	88,859,525	12.31	159,246	609	87.54
8.000 - 8.499	238	31,753,620	4.40	133,419	597	89.89
8.500 - 8.999	214	26,058,280	3.61	121,768	585	92.10
9.000 - 9.499	72	6,769,151	0.94	94,016	577	91.86
9.500 - 9.999	84	5,516,625	0.76	65,674	603	93.85
10.000 - 10.499	83	3,283,004	0.45	39,554	608	98.56
10.500 - 10.999	110	3,939,613	0.55	35,815	598	98.70
11.000 - 11.499	27	1,030,092	0.14	38,152	620	99.83
11.500 - 11.999	7	213,302	0.03	30,472	602	99.78
12.000 - 12.499	2	61,487	0.01	30,744	609	100.00
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.9455% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	42	$ 6,607,071	0.91%	$ 157,311	603
50.01 - 55.00	21	3,233,057	0.45	153,955	616
55.01 - 60.00	37	6,086,222	0.84	164,492	610
60.01 - 65.00	70	12,628,940	1.75	180,413	609
65.01 - 70.00	127	22,879,489	3.17	180,153	611
70.01 - 75.00	181	33,852,641	4.69	187,031	610
75.01 - 80.00	1,736	313,426,030	43.41	180,545	644
80.01 - 85.00	419	79,969,870	11.07	190,859	605
85.01 - 90.00	578	109,959,721	15.23	190,242	621
90.01 - 95.00	280	49,036,714	6.79	175,131	633
95.01 - 100.00	752	84,335,323	11.68	112,148	662
100.01 - 110.00	2	69,745	0.01	34,873	684
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 83.71%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	382	$ 108,772,590	15.06%	$ 284,745	644	80.64%
Florida	259	42,424,061	5.88	163,799	630	82.19
New York	54	9,028,976	1.25	167,203	640	83.82
Texas	99	11,969,917	1.66	120,908	628	82.08
New Jersey	132	30,693,563	4.25	232,527	622	83.72
Georgia	120	17,313,202	2.40	144,277	630	86.35
Virginia	260	44,085,727	6.11	169,560	630	84.75
Alabama	72	7,898,334	1.09	109,699	618	87.47
Arkansas	24	2,894,158	0.40	120,590	637	95.53
Arizona	266	49,142,896	6.81	184,748	631	81.65
Colorado	104	17,753,715	2.46	170,709	641	83.32
Connecticut	37	6,651,188	0.92	179,762	638	82.39
Delaware	51	8,781,412	1.22	172,185	632	85.05
Idaho	20	2,768,161	0.38	138,408	618	82.80
Illinois	293	48,659,054	6.74	166,072	633	84.70
Indiana	108	10,680,105	1.48	98,890	623	86.86
Kentucky	37	3,698,617	0.51	99,963	632	85.36
Louisiana	6	182,369	0.03	30,395	627	99.33
Massachusetts	61	15,753,611	2.18	258,256	638	79.84
Maryland	230	54,051,762	7.49	235,008	632	82.88
Maine	59	8,004,374	1.11	135,667	634	87.77
Michigan	160	21,273,931	2.95	132,962	641	86.87
Minnesota	77	12,887,896	1.78	167,375	638	83.64
Missouri	81	8,016,182	1.11	98,965	611	87.58
Mississippi	17	1,655,944	0.23	97,408	608	89.42
North Carolina	137	15,653,265	2.17	114,257	629	87.57
North Dakota	1	94,400	0.01	94,400	698	80.00
Nebraska	3	249,315	0.03	83,105	686	91.09
New Hampshire	29	6,331,652	0.88	218,333	635	83.27
New Mexico	31	3,985,718	0.55	128,572	617	87.56
Nevada	89	20,653,374	2.86	232,060	642	80.53
Ohio	90	9,994,682	1.38	111,052	628	86.71
Oklahoma	47	4,580,866	0.63	97,465	645	86.90
Oregon	75	14,324,675	1.98	190,996	646	84.06
Pennsylvania	206	28,297,252	3.92	137,365	623	86.37
Rhode Island	24	4,751,460	0.66	197,977	636	79.83
South Carolina	73	8,289,841	1.15	113,559	624	86.40
Tennessee	117	13,326,679	1.85	113,903	624	88.23
Utah	36	5,388,359	0.75	149,677	662	86.54
Vermont	5	604,845	0.08	120,969	601	85.45
Washington	113	21,205,717	2.94	187,661	647	83.05
Wisconsin	96	12,557,592	1.74	130,808	618	87.24
Wyoming	4	515,521	0.07	128,880	662	84.60
Iowa	24	2,304,422	0.32	96,018	628	83.92
Kansas	27	2,868,960	0.40	106,258	634	83.30
South Dakota	9	1,064,483	0.15	118,276	615	87.32
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,880	$ 289,995,300	40.16%	$ 154,253	649	84.76%
Rate/Term Refinance	378	72,107,575	9.99	190,761	618	83.41
Equity Refinance	1,987	359,981,950	49.85	181,169	625	82.93
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	3,189	$ 510,739,150	70.73%	$ 160,157	624	84.76%
Reduced Documentation	1,056	211,345,675	29.27	200,138	656	81.18
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	4,130	$ 702,825,030	97.33%	$ 170,176	633	83.75%
Second/Vacation	25	6,194,618	0.86	247,785	656	84.65
Non-Owner Occupied	90	13,065,176	1.81	145,169	658	81.28
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	3,755	$ 635,719,569	88.04%	$ 169,299	632	83.76%
Townhouse	162	27,723,814	3.84	171,135	635	83.85
Condo-Low-Rise(Less than 5 stories)	221	37,533,193	5.20	169,833	655	84.55
Planned Unit Developments (detached)	1	40,774	0.01	40,774	659	100.00
Planned Unit Developments (attached)	3	89,539	0.01	29,846	645	100.00
Two-to-four family units	100	20,634,085	2.86	206,341	631	80.54
Leasehold	3	343,850	0.05	114,617	612	82.40
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,411	$ 440,885,854	61.06%	$ 182,864	651	81.85%
AX	191	29,046,304	4.02	152,075	613	80.50
AM	506	65,838,979	9.12	130,117	588	82.01
B	226	36,927,160	5.11	163,395	567	79.61
C	170	27,121,739	3.76	159,540	557	80.50
CM	126	20,780,147	2.88	164,922	544	80.25
Alternet Exception	615	101,484,641	14.05	165,016	656	96.89
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Month	178	$ 34,455,341	4.77%	$ 193,569	644	82.82%
24 Month	2,160	381,901,483	52.89	176,806	633	84.06
36 Month	747	109,656,345	15.19	146,796	636	82.32
Other	11	2,200,111	0.30	200,010	668	92.08
None	1,149	193,871,543	26.85	168,731	630	83.88
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
24 MO IO	2	$ 477,600	0.07%	$ 238,800	730	80.00%
60 MO IO	910	216,914,231	30.04	238,367	657	83.65
None	3,333	504,692,993	69.89	151,423	624	83.75
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	828	$ 92,072,500	12.75%	$ 111,199	631	83.42%
3.000 - 3.499	20	5,599,442	0.78	279,972	674	78.29
3.500 - 3.999	170	38,704,575	5.36	227,674	674	78.85
4.000 - 4.499	558	121,507,222	16.83	217,755	654	80.53
4.500 - 4.999	848	170,178,640	23.57	200,682	643	82.22
5.000 - 5.499	714	128,267,775	17.76	179,647	630	83.96
5.500 - 5.999	486	80,678,750	11.17	166,006	616	87.21
6.000 - 6.499	295	44,776,297	6.20	151,784	596	89.12
6.500 - 6.999	176	24,350,226	3.37	138,354	584	91.98
7.000 - 7.499	101	11,464,406	1.59	113,509	577	92.22
7.500 - 7.999	35	3,256,366	0.45	93,039	568	91.30
8.000 - 8.499	11	950,014	0.13	86,365	574	90.32
8.500 - 8.999	2	221,371	0.03	110,686	577	87.29
9.000 - 9.499	1	57,240	0.01	57,240	587	95.00
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.0456% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	828	$ 92,072,500	12.75%	$ 111,199	631	83.42%
11.000 - 11.999	388	91,791,894	12.71	236,577	665	79.51
12.000 - 12.999	1,584	318,151,692	44.06	200,853	643	82.29
13.000 - 13.999	982	160,870,659	22.28	163,819	617	86.31
14.000 - 14.999	371	50,004,602	6.93	134,783	588	91.31
15.000 - 15.999	86	8,803,232	1.22	102,363	571	91.39
16.000 - 16.999	6	390,245	0.05	65,041	577	87.02
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.8646% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	828	$ 92,072,500	12.75%	$ 111,199	631	83.42%
5.000 - 5.999	387	91,531,279	12.68	236,515	665	79.50
6.000 - 6.999	1,585	318,412,307	44.10	200,891	643	82.29
7.000 - 7.999	982	160,870,659	22.28	163,819	617	86.31
8.000 - 8.999	371	50,004,602	6.93	134,783	588	91.31
9.000 - 9.999	86	8,803,232	1.22	102,363	571	91.39
10.000 - 10.999	6	390,245	0.05	65,041	577	87.02
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.8650% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	828	$ 92,072,500	12.75%	$ 111,199	631	83.42%
November 2006	1	127,571	0.02	127,571	580	100.00
January 2007	1	624,995	0.09	624,995	658	70.00
February 2007	2	454,596	0.06	227,298	557	82.93
March 2007	1	193,558	0.03	193,558	590	87.00
April 2007	5	1,088,440	0.15	217,688	658	76.72
May 2007	5	1,105,446	0.15	221,089	638	91.27
June 2007	21	3,435,384	0.48	163,590	593	82.34
July 2007	51	9,117,087	1.26	178,766	639	87.35
August 2007	261	38,631,523	5.35	148,013	630	85.98
September 2007	2,540	477,180,272	66.08	187,866	634	83.68
October 2007	117	19,095,841	2.64	163,212	619	82.29
January 2008	1	260,615	0.04	260,615	636	86.00
July 2008	4	630,869	0.09	157,717	586	88.85
August 2008	37	6,528,701	0.90	176,451	647	84.39
September 2008	363	70,034,127	9.70	192,931	642	82.92
October 2008	7	1,503,300	0.21	214,757	635	88.80
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24

Back End Debt to Income Ratio
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	77	$ 11,841,214	1.64%	$ 153,782	631	81.24%
20.01 - 25.00	135	19,867,416	2.75	147,166	623	80.25
25.01 - 30.00	279	44,764,756	6.20	160,447	626	81.71
30.01 - 35.00	452	70,351,587	9.74	155,645	632	82.60
35.01 - 40.00	736	119,515,429	16.55	162,385	632	83.42
40.01 - 45.00	984	171,408,736	23.74	174,196	639	84.20
45.01 - 50.00	1,393	247,907,788	34.33	177,967	637	84.73
50.01 - 55.00	185	35,587,781	4.93	192,366	605	82.77
55.01 - 60.00	4	840,118	0.12	210,030	680	84.70
Total:	4,245	$ 722,084,824	100.00%	$ 170,102	634	83.71%

As of the cutoff date, the weighted average back-end debt-to-income ratio of the aggregate loans is 41.63%